SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: February 26, 2004



                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



                                                                                   Reckson Associates Realty Corp. -
         Reckson Associates Realty Corp. - Maryland                                         11-3233650
       Reckson Operating Partnership, L.P. - Delaware                           Reckson Operating Partnership, L.P. -
(State or other jurisdiction of incorporation or organization)                              11-3233647
                                                                                     (IRS Employer ID Number)

                       225 Broadhollow Road                                                   11747
                        Melville, New York                                                 (Zip Code)
             (Address of principal executive offices)

                                                             1-13762
                                                     (Commission File Number)


                                                         (631) 694-6900
                                      (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

        (c)   Exhibits

        99.1 Reckson Associates Realty Corp. Earnings Press Release dated February 26, 2004


Item 12. Results of Operations and Financial Condition

     On February 26, 2004, Reckson Associates Realty Corp. (the "Company") issued a press release announcing its consolidated financial results for the fourth quarter and year ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any registration statement filed by the Company or Reckson Operating Partnership, L.P. under the Securities Act of 1933, as amended.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      RECKSON ASSOCIATES REALTY CORP.


                                      By:  /s/ Michael Maturo
                                         -----------------------------
                                         Michael Maturo
                                         Executive Vice President
                                         and Chief Financial Officer


                                      RECKSON OPERATING PARTNERSHIP, L.P.

                                      By:  Reckson Associates Realty Corp.,
                                           its General Partner


                                      By:  /s/ Michael Maturo
                                         -----------------------------
                                         Michael Maturo
                                         Executive Vice President
                                         and Chief Financial Officer


Date:  February 27, 2004

                                 EXHIBIT INDEX

   Exhibit Number                      Description

       99.1 Reckson Associates Realty Corp. Earnings Press Release dated February 26, 2004


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